SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                  May 14, 1999


      STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of May 1, 1999, providing for the issuance of Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1999-ALS2)

                    Structured Asset Securities Corporation
             (Exact Name of Registrant as Specified in its Charter)



        Delaware                   333-68513-05                  74-2440850
 -------------------------         ------------                --------------
State or Other Jurisdiction        (Commission                (I.R.S. Employer
    Of Incorporation)              File Number)              Identification No.)



        200 Vesey Street
       New York, New York                                            10285
      --------------------                                        ----------
(Address of Principal Executive                                   (Zip Code)
               Offices)


       Registrant's telephone number, including area code: (212) 526-5594

                                   No Change
                -----------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

     Item 5. Other Events

     The Registrant registered issuances of Structured Asset Securities Corporation Mortgage Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-68513) (the "Registration Statement"). Pursuant to the Registration Statement, the Registrant issued $357,803,847 in aggregate principal amount of Class A1, Class A2, Class A3, Class A4, Class A5, Class AP, Class B1, Class B2, Class B3 and Class R Certificates of its Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1999-ALS2 on May 27, 1999. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated January 15, 1999, as supplemented by the Prospectus Supplement dated May 14, 1999 (the "Prospectus Supplement"), to file a copy of the Trust Agreement (as defined below) executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

     The Certificates were issued pursuant to a Trust Agreement (the "Trust Agreement"), attached hereto as Exhibit 4.1, dated as of May 1, 1999, among Structured Asset Securities Corporation, as depositor (the "Depositor"), Aurora Loan Services Inc., as master servicer, and The Chase Manhattan Bank, as trustee (the "Trustee"). The "Certificates" consist of the following classes: Class A1, Class A2, Class A3, Class A4, Class A5, Class AP, Class B1, Class B2, Class B3, Class B4, Class B5, Class B6 and Class R. The Certificates evidence all the beneficial ownership interest in a trust fund (the "Trust Fund") that consists primarily of a pool of fixed rate, conventional, first lien residential mortgage loans (the "Mortgage Loans") with an aggregate outstanding principal balance of $364,365,016 as of May 1, 1999, together with certain other assets. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.

     Item 7. Financial Statements; Pro Forma Financial Information and Exhibits

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     1.1 Terms Agreement, dated May 14, 1999, between Structured Asset Securities Corporation and Lehman Brothers Inc.

     4.1 Trust Agreement, dated as of May 1, 1999, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services Inc., as Master Servicer, and The Chase Manhattan Bank, as Trustee.

     4.2 Insurance Agreement, dated as of May 1, 1999, among MBIA Insurance Corporation, as Insurer, Lehman Capital, a Division of Lehman Brothers Holdings Inc., as Seller, Structured Asset Securities Corporation, as Depositor and The Chase Manhattan Bank, as Trustee.

     99.1 Mortgage Loan Sale and Assignment Agreement, dated as of May 1, 1999, between Lehman Capital, A Division of Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

     99.2 Servicing Agreement, dated as of May 1, 1999, between Lehman Capital, A Division of Lehman Brothers Holdings Inc., and Aurora Loan Services Inc., as servicer.

     99.3* Flow Servicing Agreement, dated as of September 1, 1997, between Lehman Capital, A Division of Lehman Brothers Holdings Inc., and Aurora Loan Services Inc., as servicer.

                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              STRUCTURED ASSET SECURITIES
                                                CORPORATION



                                              By: /s/ Joseph J. Kelly
                                                  -----------------------------
                                                  Name:  Joseph J. Kelly
                                                  Title:  Vice President



Dated:  June 9, 1999

                                  EXHIBIT INDEX



Exhibit No.                 Description                               Page No.


1.1          Terms Agreement, dated May 14, 1999, between
             Structured Asset Securities Corporation and
             Lehman Brothers Inc.

4.1 Trust Agreement, dated as of May 1, 1999, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services Inc., as
             Master Servicer, and The Chase Manhattan Bank, as Trustee.

4.2 Insurance Agreement, dated as of May 1, 1999, among MBIA Insurance Corporation, as Insurer,
             Lehman Capital, a Division of Lehman Brothers
             Holdings Inc., as Seller, Structured Asset
             Securities Corporation, as Depositor and
             The Chase Manhattan Bank, as Trustee.

99.1 Mortgage Loan Sale and Assignment Agreement, dated as of May 1, 1999, between Lehman Capital, A Division of Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

99.2 Servicing Agreement, dated as of May 1, 1999, between Lehman Capital, A Division of Lehman
             Brothers Holdings Inc., and Aurora Loan Services
             Inc., as servicer.

99.3*        Flow Servicing Agreement, dated as of
             September 1, 1997, between Lehman Capital,
             A Division of Lehman Brothers Holdings Inc., and
             Aurora Loan Services Inc., as servicer.



--------------
     * Incorporated by reference to the Depositor's Current Report on Form 8-K dated March 30, 1998, filed with the Securities and Exchange Commission on April 14, 1998 (File No. 333-47499).